                            OPPENHEIMER BOND FUND
                   Supplement dated February 2, 2004 to the
                      Prospectus dated February 25, 2003

The prospectus is changed as follows:

1.    The  prospectus  supplement  dated June 27, 2003 is deleted and replaced by this supplement.

2.    The  following  paragraph  is added at the end of the section  captioned
      "About the Fund's Investments - Other Investment  Strategies" on Page 15
      of the Prospectus:

      "Loans of Portfolio  Securities.  The Fund has entered into a Securities
      Lending Agreement with JP Morgan Chase.  Under that agreement  portfolio securities  of the Fund may be  loaned  to  brokers,  dealers  and other financial  institutions.  The Securities Lending Agreement provides that loans  must  be  adequately  collateralized  and  may be  made  only  in conformity with the Fund's  Securities  Lending  Guidelines,  adopted by the Fund's Board of  Trustees.  The value of the  securities  loaned may not exceed 25% of the value of the Fund's net assets."

3.    The third paragraph under the section  captioned  "WHICH CLASS OF SHARES
      SHOULD YOU  CHOOSE?  -  Investing  for the  Shorter  Term" on page 20 is deleted and replaced with the following:

         And for non-retirement  plan investors who invest $1 million or more, in most cases  Class A shares will be the most  advantageous  choice, no matter how long you intend to hold your  shares.  For that reason, the Distributor  normally will not accept purchase orders of $250,000 or more of Class B  shares  or $1  million  or more of Class C shares from a single investor.

February 2, 2004                                            PS0285.029